Exhibit 10.33.2

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PURSUANT TO CONFIDENTIAL TREATMENT REQUEST

UNDER 17 C.F.R. SECTIONS 200.80(b)(4) AND 230.406

THIS AMENDMENT No. 2 is made and entered into as of July 18, 2007 by and between Bayer HealthCare LLC (“Bayer”) and Talecris Biotherapeutics, Inc. (“Talecris”).

WHEREAS, Bayer and Talecris entered into a Master Services Agreement as of March 31, 2005, which was subsequently amended and restated, effective April 1, 2006. The said Master Services Agreement, as amended and restated, is hereinafter referred to as the “Agreement”.

WHEREAS, Bayer and Talecris have agreed to extend and further amend the Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, Bayer and Talecris agree to amend the Agreement as follows, effective as of April 1, 2007 (“Commencement Date”).

1.                                      The term of the Agreement will be extended until December 31, 2007 and will terminate effective that date.

2.                                      Exhibits A, B, C, and E shall have no force and effect on and after the Commencement Date. Exhibit D is replaced by Amended Exhibit D as attached.

3.                                      Talecris shall pay Bayer the following amounts for the services described in Amended Exhibit D:

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4.                                      Sections 2.7(c), 2.7(d), 2.7(e), and 2.8 are hereby stricken and shall have no future force and effect.

5.                                      Bayer and Talecris will exert reasonable commercial efforts to accomplish the transfer of Marketing Authorizations as described on Schedule A of this Agreement. It is recognized that the month target for transfer as shown on Schedule A may be affected by factors beyond the reasonable control of the Parties and that failure to achieve a transfer in the particular month(s) identified for transfer will not constitute a breach of the Agreement, provided commercially reasonable efforts have been exerted. However, in no event will the failure of Talecris to achieve all of the transfers on or before December 31, 2007 justify or require an extension of the term of this Agreement.

6.                                      Talecris will on or before the first Business Day of each month provide to Bayer a written report disclosing the progress made in achieving the target transfer dates.

7.                                      This Agreement shall be deemed to have been in effect since the Commencement Date.

8.                                      Except as expressly stated in this Amendment, the Agreement remains in full force and effect.

***CONFIDENTIAL TREATMENT REQUESTED

IN WITNESS WHEREOF, the Parties have caused this Amendment to be signed by their respective officers thereunto duly authorized, all as of the date first written above.

TALECRIS BIOTIIERAPEUTICS INC.		BAYER HEALTHCARE LLC

BY:	/s/ BRUCE NOGALES	BY:	/s/ HANS BISHOP

NAME:	BRUCE NOGALES	NAME:	HANS BISHOP

TITLE:	VP, INTERNATIONAL COMMERCIAL	TITLE:	PRESIDENT HEMATOLOGY/CARDIOLOGY

Amended Exhibit D

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***CONFIDENTIAL TREATMENT REQUESTED

Schedule A

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***CONFIDENTIAL TREATMENT REQUESTED